Operating and Direct Financing Leases - Components of Net Investments in Direct Financing Leases (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Leases [Abstract]
Total minimum lease payments to be received	$ 777,334	$ 855,655
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	393	428
Less unearned revenue	(320,598)	(375,419)
Total	660,594	684,129
Less current portion	(154,759)	(26,542)
Long-term portion	$ 505,835	$ 657,587